UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

Familymeds Group, Inc.
(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032-1968
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective today, July 10, 2006, DrugMax, Inc. (the “Company”) amended its Articles of Incorporation to change its name to Familymeds Group, Inc. A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Nevada is attached hereto as Exhibit 3.01.

Item 8.01  Other Events.

Effective today, July 10, 2006, the Company changed its name to Familymeds Group, Inc. and its trading symbol to FMRX.

Also, today, July 10, 2006, the Company issued a press release announcing the changes to its name and trading symbol. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit
Number  Exhibit Description

3.01	Certificate of Amendment, effective July 10, 2006
99.1	Press Release dated July 10, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILYMEDS GROUP, INC.

Dated: July 10, 2006	By:	/s/ Edgardo A. Mercadante
Edgardo A. Mercadante
Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number  Exhibit Description

3.01	Certificate of Amendment, effective July 10, 2006
99.1	Press Release dated July 10, 2006

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